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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  (Date of earliest event reported):  April 23, 1998


                          Digital Equipment Corporation
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             (Exact name of registrant as specified in its charter)


         Massachusetts                   1-5296                 04-2226590
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


111 Powdermill Road, Maynard, Massachusetts                       01754
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (978) 493-5111


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(Former name or former address, if changed since last report)



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Item 5.  Other Information

     On April 23, 1998, the Federal Trade Commission ("FTC") notified the Corporation and Intel Corporation ("Intel") that it will not seek to enjoin the settlement of the legal dispute between the companies. The settlement includes Intel's acquisition of assets of the Corporation's semiconductor manufacturing operations. As part of the FTC review process, the Corporation agreed to a consent order that provides for the licensing of the Corporation's Alpha technology to other semiconductor manufacturers.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No. 99.1     Press Release dated April 23, 1998.

Exhibit No. 99.2     Agreement Containing Consent Order.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      DIGITAL EQUIPMENT CORPORATION
                                      (Registrant)

                                      /s/ Gail S. Mann
                                      ------------------------------------
                                      Gail S. Mann
                                      Vice President, Assistant General Counsel,
                                      Secretary and Clerk


Date:  April 24, 1998


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